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                                                                   EXHIBIT 10.16


                          TRADEMARK SECURITY AGREEMENT


         WHEREAS, SNELLING AND SNELLING, INC., a Pennsylvania corporation ("Grantor"), owns the Trademarks, Trademark registrations and Trademark applications listed on Schedule 1 annexed hereto and is a party to the Trademark Licenses listed on Schedule 1 annexed hereto; and

         WHEREAS, Grantor, the lenders named therein ("Banks") and The First National Bank of Boston, as agent for Banks ("Secured Party") are parties to a Credit Agreement of even date herewith (as same may be amended and in effect from time to time, the "Credit Agreement"), providing for extensions of credit to be made to Grantor by Secured Party and the other Banks; and

         WHEREAS, pursuant to the terms of the Borrower Security Agreement of even date herewith (as said Agreement may be amended and in effect from time to time, the "Security Agreement"), between Grantor and Secured Party, Grantor has granted to Secured Party a security interest in certain assets of Grantor including all right, title and interest of Grantor in, to and under all now owned and hereafter acquired Trademarks (as defined in the Security Agreement), Trademark registrations, Trademark applications and Trademark Licenses (as defined in the Security Agreement), together with the goodwill of the business symbolized by Grantor's Trademarks, and all proceeds thereof, to secure the payment of all Obligations (as such term is defined in the Credit Agreement);

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Secured Party a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Trademark Collateral"), whether presently existing or hereafter created or acquired:

                 (1) each Trademark, Trademark registration and Trademark application, including, without limitation, the Trademarks, Trademark registrations (together with any reissues, continuations or extensions thereof) and Trademark applications referred to in Schedule 1 annexed hereto, and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark, Trademark registration and Trademark application;

                 (2) each Trademark License and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark License, including, without limitation, each Trademark License referred to in Schedule 1 annexed hereto; and

                 (3) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future (a) infringement or dilution of any Trademark or Trademark registration including, without limitation, the Trademarks and Trademark registrations referred to in Schedule 1 annexed hereto, the





TRADEMARK SECURITY AGREEMENT - Page 1
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         Trademark registrations issued with respect to the Trademark applications referred in Schedule 1 and the Trademarks licensed under any Trademark License, or (b) injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License.

This security interest is granted in conjunction with the security interests granted to Secured Party pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Secured Party with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         IN WITNESS WHEREOF, Grantor has caused this Trademark Security Agreement to be duly executed by its duly authorized officer thereunto as of the 31st day of January 1996.

Acknowledged:

GRANTOR:                               SECURED PARTY:

SNELLING AND SNELLING, INC.            THE FIRST NATIONAL BANK OF BOSTON,
                                       as Agent

By: /s/ J. RUSSELL CREWS               By:  WILLIAM C. PURINTON
   -------------------------------         -------------------------------------
Name:   J. Russell Crews               Name: William C. Purinton
     -----------------------------           -----------------------------------
Title:  Senior Vice President          Title:  Vice President
      ----------------------------            ----------------------------------





TRADEMARK SECURITY AGREEMENT - Page 2
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                                 ACKNOWLEDGMENT

STATE OF TEXAS
         -------------------------      )
                                        )
COUNTY OF DALLAS                        )
          ------------------------

         On the 31st day of January, 1996 before me personally appeared ___________________, to me personally known or proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument as Senior Vice President of Snelling and Snelling, Inc. who being by me duly sworn, did depose and say that he is the Senior Vice President of Snelling and Snelling, Inc., the corporation described in and which executed the foregoing instrument; that the said instrument was signed on behalf of said corporation by order of its Board of Directors; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of said corporation.

                                       /s/ GREGORY J. HAUSDORF
                                       -----------------------------------------
         {Seal}                        Notary Public

My commission expires: 6-29-96


                                 ACKNOWLEDGMENT

STATE OF MASSACHUSETTS          )
                                )
COUNTY OF SUFFOLK               )
          ----------------

         On the 30th day of January, 1996 before me personally appeared William
C. Purinton, to me personally known or proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument as the _____________ of The First National Bank of Boston, who being by me duly sworn, did depose and say that he is the of The First National Bank of Boston, the bank described in and which executed the foregoing instrument; that the said instrument was signed on behalf of said bank; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of said bank.


                                       /s/ JOAN BAIRD
                                       -----------------------------------------
         {Seal}                        Notary Public

My commission expires: June 18, 1999






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